                                                                    EXHIBIT 99.4

ABFC 05-AQ1

Bond Class: A5

                   [BANC OF AMERICA SECURITIES LOGO OMITTED]



----------------------------------------------------------------------------------------------------------------------------------
  BEG BAL      RTG (S/F)      INT TYPE   PROJ. CPN*    ACRU INT    ACT DLY      SETTLE     CALL PCT  FST ACRU DT   FST PMT DT
----------------------------------------------------------------------------------------------------------------------------------

 52,657,000     AAA/AAA          FIX        5.34%       46,865       24        6/7/2005       10%      6/1/2005     7/25/2005
----------------------------------------------------------------------------------------------------------------------------------


* subject to change



PAY DATE    PERFORMING BALANCE    INTEREST    PRINCIPAL            PAY DATE   PERFORMING BALANCE      INTEREST     PRINCIPAL

07/25/05            52,657,000     234,324            -            10/25/09           52,657,000       234,324             -
08/25/05            52,657,000     234,324            -            11/25/09           52,657,000       234,324             -
09/25/05            52,657,000     234,324            -            12/25/09           52,657,000       234,324             -
10/25/05            52,657,000     234,324            -            01/25/10           52,657,000       234,324             -
11/25/05            52,657,000     234,324            -            02/25/10           52,657,000       234,324             -
12/25/05            52,657,000     234,324            -            03/25/10           52,657,000       234,324             -
01/25/06            52,657,000     234,324            -            04/25/10           52,657,000       234,324             -
02/25/06            52,657,000     234,324            -            05/25/10           52,657,000       234,324             -
03/25/06            52,657,000     234,324            -            06/25/10           52,657,000       234,324             -
04/25/06            52,657,000     234,324            -            07/25/10           52,657,000       234,324             -
05/25/06            52,657,000     234,324            -            08/25/10           52,657,000       234,324             -
06/25/06            52,657,000     234,324            -            09/25/10           52,657,000       234,324             -
07/25/06            52,657,000     234,324            -            10/25/10           52,657,000       234,324             -
08/25/06            52,657,000     234,324            -            11/25/10           52,657,000       234,324             -
09/25/06            52,657,000     234,324            -            12/25/10           52,657,000       234,324             -
10/25/06            52,657,000     234,324            -            01/25/11           52,657,000       234,324             -
11/25/06            52,657,000     234,324            -            02/25/11           52,657,000       234,324             -
12/25/06            52,657,000     234,324            -            03/25/11           52,657,000       234,324             -
01/25/07            52,657,000     234,324            -            04/25/11           52,657,000       234,324             -
02/25/07            52,657,000     234,324            -            05/25/11           52,657,000       234,324             -
03/25/07            52,657,000     234,324            -            06/25/11           52,657,000       234,324             -
04/25/07            52,657,000     234,324            -            07/25/11           52,657,000       234,324             -
05/25/07            52,657,000     234,324            -            08/25/11           52,657,000       234,324             -
06/25/07            52,657,000     234,324            -            09/25/11           52,657,000       234,324             -
07/25/07            52,657,000     234,324            -            10/25/11           52,657,000       234,324             -
08/25/07            52,657,000     234,324            -            11/25/11           52,657,000       234,324             -
09/25/07            52,657,000     234,324            -            12/25/11           52,657,000       234,324             -
10/25/07            52,657,000     234,324            -            01/25/12           52,657,000       234,324             -
11/25/07            52,657,000     234,324            -            02/25/12           52,657,000       234,324             -
12/25/07            52,657,000     234,324            -            03/25/12           52,657,000       234,324             -
01/25/08            52,657,000     234,324            -            04/25/12           52,657,000       234,324             -
02/25/08            52,657,000     234,324            -            05/25/12           52,657,000       234,324             -
03/25/08            52,657,000     234,324            -            06/25/12           52,657,000       234,324             -
04/25/08            52,657,000     234,324            -            07/25/12           52,657,000       234,324             -
05/25/08            52,657,000     234,324            -            08/25/12           52,657,000       234,324             -
06/25/08            52,657,000     234,324            -            09/25/12           52,657,000       234,324             -
07/25/08            52,657,000     234,324            -            10/25/12           52,657,000       234,324             -
08/25/08            52,657,000     234,324            -            11/25/12           52,657,000       234,324             -
09/25/08            52,657,000     234,324            -            12/25/12           52,657,000       234,324             -
10/25/08            52,657,000     234,324            -            01/25/13           52,657,000       234,324             -
11/25/08            52,657,000     234,324            -            02/25/13           52,657,000       234,324             -
12/25/08            52,657,000     234,324            -            03/25/13           52,657,000       234,324             -
01/25/09            52,657,000     234,324            -            04/25/13           52,657,000       234,324             -
02/25/09            52,657,000     234,324            -            05/25/13           52,657,000       234,324             -
03/25/09            52,657,000     234,324            -            06/25/13           52,657,000       234,324             -
04/25/09            52,657,000     234,324            -            07/25/13           52,657,000       234,324             -
05/25/09            52,657,000     234,324            -            08/25/13           52,657,000       234,324             -
06/25/09            52,657,000     234,324            -            09/25/13           52,657,000       234,324             -
07/25/09            52,657,000     234,324            -            10/25/13           52,657,000       234,324             -
08/25/09            52,657,000     234,324            -            11/25/13           52,657,000       234,324    52,657,000
09/25/09            52,657,000     234,324            -


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

ABFC 05-AQ1

BOND CLASS: M1

                   [BANC OF AMERICA SECURITIES LOGO OMITTED]

----------------------------------------------------------------------------------------------------------------------------------
   BEG BAL    RTG (S/F)       INT TYPE    PROJ. CPN*   ACRU INT    ACT DLY    SETTLE       CALL PCT   FST ACRU DT    FST PMT DT
----------------------------------------------------------------------------------------------------------------------------------

 37,073,000    AA/AA            FIX          5.15%      31,821        24     6/7/2005          10%      6/1/2005      7/25/2005
----------------------------------------------------------------------------------------------------------------------------------

* subject to change


PAY DATE    PERFORMING BALANCE    INTEREST     PRINCIPAL             PAY DATE   PERFORMING BALANCE     INTEREST      PRINCIPAL

07/25/05        37,073,000        159,105             -              10/25/09       23,935,561          102,723        554,137
08/25/05        37,073,000        159,105             -              11/25/09       23,381,423          100,345        541,588
09/25/05        37,073,000        159,105             -              12/25/09       22,839,835           98,021        529,319
10/25/05        37,073,000        159,105             -              01/25/10       22,310,516           95,749        517,324
11/25/05        37,073,000        159,105             -              02/25/10       21,793,191           93,529        505,597
12/25/05        37,073,000        159,105             -              03/25/10       21,287,594           91,359        494,132
01/25/06        37,073,000        159,105             -              04/25/10       20,793,463           89,239        482,922
02/25/06        37,073,000        159,105             -              05/25/10       20,310,540           87,166        471,964
03/25/06        37,073,000        159,105             -              06/25/10       19,838,577           85,141        461,250
04/25/06        37,073,000        159,105             -              07/25/10       19,377,327           83,161        450,775
05/25/06        37,073,000        159,105             -              08/25/10       18,926,552           81,226        440,535
06/25/06        37,073,000        159,105             -              09/25/10       18,486,017           79,336        430,524
07/25/06        37,073,000        159,105             -              10/25/10       18,055,493           77,488        420,736
08/25/06        37,073,000        159,105             -              11/25/10       17,634,757           75,682        411,168
09/25/06        37,073,000        159,105             -              12/25/10       17,223,588           73,918        401,814
10/25/06        37,073,000        159,105             -              01/25/11       16,821,774           72,193        392,669
11/25/06        37,073,000        159,105             -              02/25/11       16,429,105           70,508        383,729
12/25/06        37,073,000        159,105             -              03/25/11       16,045,376           68,861        374,989
01/25/07        37,073,000        159,105             -              04/25/11       15,670,386           67,252        366,446
02/25/07        37,073,000        159,105             -              05/25/11       15,303,941           65,679        358,093
03/25/07        37,073,000        159,105             -              06/25/11       14,945,848           64,143        349,928
04/25/07        37,073,000        159,105             -              07/25/11       14,595,920           62,641        341,945
05/25/07        37,073,000        159,105             -              08/25/11       14,253,975           61,173        334,142
06/25/07        37,073,000        159,105             -              09/25/11       13,919,832           59,739        326,514
07/25/07        37,073,000        159,105             -              10/25/11       13,593,318           58,338        319,057
08/25/07        37,073,000        159,105             -              11/25/11       13,274,261           56,969        311,767
09/25/07        37,073,000        159,105             -              12/25/11       12,962,494           55,631        304,641
10/25/07        37,073,000        159,105             -              01/25/12       12,657,852           54,323        297,675
11/25/07        37,073,000        159,105             -              02/25/12       12,360,177           53,046        290,866
12/25/07        37,073,000        159,105             -              03/25/12       12,069,311           51,797        284,209
01/25/08        37,073,000        159,105             -              04/25/12       11,785,102           50,578        277,702
02/25/08        37,073,000        159,105             -              05/25/12       11,507,399           49,386        271,342
03/25/08        37,073,000        159,105             -              06/25/12       11,236,057           48,221        265,124
04/25/08        37,073,000        159,105             -              07/25/12       10,970,933           47,084        259,046
05/25/08        37,073,000        159,105             -              08/25/12       10,711,887           45,972        253,105
06/25/08        37,073,000        159,105             -              09/25/12       10,458,781           44,886        247,298
07/25/08        37,073,000        159,105     3,889,067              10/25/12       10,211,483           43,824        241,622
08/25/08        33,183,933        142,414       763,044              11/25/12        9,969,862           42,787        236,073
09/25/08        32,420,889        139,140       745,841              12/25/12        9,733,789           41,774        230,649
10/25/08        31,675,048        135,939       729,021              01/25/13        9,503,139           40,784        225,348
11/25/08        30,946,027        132,810       712,575              02/25/13        9,277,792           39,817        220,166
12/25/08        30,233,452        129,752       696,495              03/25/13        9,057,626           38,872        215,100
01/25/09        29,536,957        126,763       680,773              04/25/13        8,842,526           37,949        210,149
02/25/09        28,856,185        123,841       665,401              05/25/13        8,632,376           37,047        205,310
03/25/09        28,190,784        120,985       650,371              06/25/13        8,427,066           36,166        200,580
04/25/09        27,540,412        118,194       635,677              07/25/13        8,226,486           35,305        195,957
05/25/09        26,904,735        115,466       621,310              08/25/13        8,030,529           34,464        191,438
06/25/09        26,283,426        112,800       607,263              09/25/13        7,839,091           33,643        187,021
07/25/09        25,676,163        110,194       593,529              10/25/13        7,652,070           32,840        182,704
08/25/09        25,082,635        107,646       580,101              11/25/13        7,469,366           32,056      7,469,366
09/25/09        24,502,534        105,157       566,973


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.